(11) Income Taxes (Scenario, Previously Reported)	9 Months Ended
Jun. 30, 2013
Scenario, Previously Reported
Notes
(11) Income Taxes

(11)         Income Taxes

The Company recognizes deferred income tax assets or liabilities for the expected future tax consequences of events that have been recognized in the financial statements or income tax returns. Deferred income tax assets or liabilities are determined based upon the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates expected to apply when the differences are expected to be settled or realized.  Deferred income tax assets are reviewed periodically for recoverability and valuation allowances are provided as necessary.  Interest and penalties related to income tax liabilities, when incurred, are classified in interest expense and income tax provision, respectively.

For the fiscal years ended September 30, 2012 and 2011, the Company incurred net losses for income tax purposes of $8,693,769 and $7,627,477, respectively.  The amount and ultimate realization of the benefits from the net operating losses is dependent, in part, upon the tax laws in effect, the Company's future earnings, and other future events, the effects of which cannot be determined.  The Company has established a valuation allowance for all deferred income tax assets not offset by deferred income tax liabilities due to the uncertainty of their realization.  Accordingly, there is no benefit for income taxes in the accompanying statements of operations.

At September 30, 2012, the Company had net carryforwards available to offset future taxable income of approximately $179,000,000 which will begin to expire in 2019.  The utilization of the net loss carryforwards is dependent upon the tax laws in effect at the time the net operating loss carry forwards can be utilized.  The Internal Revenue Code contains provisions that likely could reduce or limit the availability and utilization of these net operating loss carryforwards.  For example, limitations are imposed on the utilization of net operating loss carryforwards if certain ownership changes have taken place or will take place.  The Company will perform an analysis to determine whether any such limitations have occurred as the net operating losses are utilized.

The deferred income tax assets (liabilities) were comprised of the following for the periods indicated:

	Fiscal Years Ended
	September 30,
	2012	2011
Net loss carryforwards	$ 66,696,000	$ 63,453,000
Accruals and reserves	529,000	678,000
Contributions	6,000	3,000
Depreciation	26,000	13,000
Stock-based compensation	5,768,000	4,434,000
Valuation allowance	(73,025,000)	(68,581,000)
Total	$ 0	$ 0

Reconciliations between the benefit for income taxes at the federal statutory income tax rate and the Company's benefit for income taxes for the years ended September 30, 2012 and 2011 are as follows:

	Fiscal Years Ended
	September 30,
	2012	2011
Federal income tax benefit at statutory rate	$ 5,936,000	$ 3,363,000
State income tax benefit, net of federal income tax effect	576,000	326,000
Change in estimated tax rate and gain (loss) on non-deductible expenses	(2,068,000)	(98,000)
Change in valuation allowance	(4,444,000)	(3,591,000)
Benefit for income taxes	$ 0	$ 0

During the fiscal year ended September 30, 2012, the Company began recognizing revenues from international sources from its products and monitoring services.  During the fiscal year ended September 30, 2012, the Company accrued $254,017 in value-added taxes which will be due upon collection.

The Company’s open tax years for its federal and state income tax returns are for the tax years ended September 30, 2008 through September 30, 2012.